Q1 2024 Financial Results April 30, 2024 Exhibit 99.2

2 Forward-Looking Statements This presentation includes forward‐looking statements within the meaning of the Private Securities Reform Act of 1995. All statements other than statements of historical facts contained in these materials or elsewhere, including statements regarding Harmony Biosciences Holdings, Inc.’s (the “Company”) future financial position, business strategy and plans and objectives of management for future operations, should be considered forward-looking statements. Forward-looking statements use words like “believes,” “plans,” “expects,” “intends,” “will,” “would,” “anticipates,” “estimates,” and similar words or expressions in discussions of the Company’s future operations, financial performance or the Company’s strategies. These statements are based on current expectations or objectives that are inherently uncertain, especially in light of the Company’s limited operating history. These and other important factors discussed under the caption “Risk Factors” in the Company’s Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on February 22, 2024 and its other filings with the SEC could cause actual results to differ materially and adversely from those indicated by the forward-looking statements made in this presentation. While the Company may elect to update such forward-looking statements at some point in the future, it disclaims any obligation to do so, even if subsequent events cause its views to change. This presentation includes information related to market opportunity as well as cost and other estimates obtained from internal analyses and external sources. The internal analyses are based upon management’s understanding of market and industry conditions and have not been verified by independent sources. Similarly, the externally sourced information has been obtained from sources the Company believes to be reliable, but the accuracy and completeness of such information cannot be assured. Neither the Company, nor any of its respective officers, directors, managers, employees, agents, or representatives, (i) make any representations or warranties, express or implied, with respect to any of the information contained herein, including the accuracy or completeness of this presentation or any other written or oral information made available to any interested party or its advisor (and any liability therefore is expressly disclaimed), (ii) have any liability from the use of the information, including with respect to any forward-looking statements, or (iii) undertake to update any of the information contained herein or provide additional information as a result of new information or future events or developments.

Harmony Accelerates Growth Strategy
Three CNS Franchises - Each With Peak Sales Potential of $1B-$2B

HARMONY BIOSCIENCES

Sleep/Wake

- **WAKIX potential $1B+ Net Revenue opportunity** in Narcolepsy alone with LOE out to 2030
- **On track towards pediatric exclusivity** to extend WAKIX exclusivity to September 2030
- **Near term catalysts** with potential new indications for pitolisant
  - **Pediatric Narcolepsy** – June 21, 2024 PDUFA
  - **IH** – sNDA planned for 2H 2024
- **Life cycle management for pitolisant with Next-Gen formulations** to extend the franchise revenue growth potential beyond 2040
  - **NG1 –** PDUFA date in 2026
  - **NG2 –** On track for PK data in 1H 2024
- **Strengthens leadership position with TPM-1116**, a highly potent and selective oral orexin-2 receptor agonist

Neurobehavioral

- **ZYN002 in Phase 3 RECONNECT study** for Fragile X syndrome (FXS); topline data expected Mid-2025
- **Phase 3 preparation ongoing** for 22q11.2(22q) deletion syndrome
- **A global opportunity** with **80,000 patients** each in FXS and 22q in the U.S. alone

Rare Epilepsy

- Establishes franchise through acquisition of Epygenix Therapeutics Inc.
- Lead product, clemizole hydrochloride(EPX-100), **in pivotal registrational trial for Dravet syndrome (DS)**; topline data expected in 2026
- **Phase 3 trial for Lennox-Gastaut** syndrome (LGS) to initiate 2H 2024
- EPX-100 **has Orphan Drug Designation and Rare Pediatric Disease Designation** from FDA for both DS and LGS
- EPX-200 in IND-enabling stage

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$119.1 $154.6 HIGHLIGHTS ▪ Durable sales into year five on the market with 30% growth year-over-year ▪ Underlying demand drove continued revenue growth – Strong patient interest – Continue to add new prescribers and grow WAKIX prescriber base Q1 23 Q1 24 WAKIX Net Revenue ($M) WAKIX® Net Revenue Performance CONFIDENT IN WAKIX BEING A POTENTIAL $1B+ OPPORTUNITY IN ADULT NARCOLEPSY ALONE 30% 4

0 1000 2000 3000 4000 5000 6000 7000 Q3 20 Q4 20 Q1 21 Q2 21 Q3 21 Q4 21 Q1 22 Q2 22 Q3 22 Q4 22 Q1 23 Q2 23 Q3 23 Q4 23 Q1 24 Average # of Patients Net Patient Additions 5 Solid Business Fundamentals Driving Growth Q1 24 Highlights More unique prescribers of WAKIX® than sodium oxybate Strong market access coverage (>80%) – even with the availability of generic and new 1 oxybate options ~Average # of Patients on WAKIX ~Approximate Patient Counts 2,200 +300 +300 +400 +400 +300 +300 +300 +300 +350 +350 +350 +200 +100 ~6,300 1. Net Patient Additions based on previously disclosed quarterly average number of patients on WAKIX ~6,300 Average number of patients on WAKIX and growing On our way to a $1B+ opportunity in adult narcolepsy +150

Prescriber Dynamics Support Continued WAKIX® Growth in Adult Narcolepsy

HARMONY BIOSCIENCES

~9,000
Narcolepsy Treating HCPs

Harmony Field Sales Team covers narcolepsy treating HCP universe

Access to ~100% of diagnosed adult patient opportunity

~4,000	HCPs enrolled in oxybate REMS		**Depth of prescribing** in oxybate REMS enrolled HCPs
~5,000	HCPs not enrolled in oxybates REMS	WAKIX **growth**	**Breadth of prescribing** in HCPs not enrolled in oxybate REMS

100% of HCPs surveyed with WAKIX experience stated they would write the **same/increase Rx in next 6 months**.[1]

~50% of HCPs surveyed who had not prescribed WAKIX to date indicated intent to **Rx in next 6 months**.[1]

Unique feature as **non-scheduled treatment** is the **highest performing driver and differentiator for WAKIX.**[1]

1. Harmony Market Research, January 2024

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Building a Robust Late-Stage Pipeline

HARMONY BIOSCIENCES

	Product / Indication	Pre-IND	Phase 1	Phase 2	Phase 3	Regulatory Filing	Marketed Product	Milestone
Sleep/Wake	**WAKIX®**							
	EDS in Narcolepsy (Adults)							
	Cataplexy in Narcolepsy (Adults)							
	Pitolisant							
	Pediatric Narcolepsy							PDUFA June 21, 2024
	Idiopathic Hypersomnia (IH)							Submit sNDA 2H2024
	Prader-Willi Syndrome (PWS)							Initiated Ph3 Trial 1Q2024
	Myotonic Dystrophy (DM1)							Positive Topline Data 4Q2023
	Next Gen Pitolisant Formulation 1 (NG1)							BE and Dosing Optimization Studies 4Q2024
	Next Gen Pitolisant Formulation 2 (NG2)							PK Data 1H2024
	TPM -1116							
	Sleep/Wake Disorders							IND Filing Mid-2025
	HBS-102							
	PWS							POC Data 1H2024
Neurobehavioral	**ZYN002 (Cannabidiol Gel)**							
	Fragile X Syndrome (FXS)							Topline Data Mid-2025
	22q11.2 Deletion Syndrome (22q)							Ph 3 Prep Ongoing
Rare Epilepsy	**EPX-100**							
	Dravet Syndrome (DS)							Topline Data 2026
	Lenox-Gastaut Syndrome (LGS)							Initiate Ph3 Trial 2H2024
	EPX-200							
	Developmental and Epileptic Encephalopathy (DEE)							

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Extending the Pitolisant Franchise With Next-Gen Formulations (NG1) ▪ Description: Enteric coated tablet formulation of pitolisant HCI ▪ Clinical Development Objectives: ▪ Demonstrate bioequivalence (BE) to WAKIX; Abbreviated development program ▪ Dosing optimization ▪ Clinical Differentiation: ▪ Enteric coated tablet designed to potentially decrease GI side effects ▪ Ability to start dosing at 17.8mg, at the beginning of the therapeutic range with potential to achieve clinical benefit faster ▪ Market Opportunity: ▪ Unique product offering for patients to co-exist with WAKIX; accretive opportunity ▪ Target patients with previous WAKIX experience ▪ PDUFA date expected in 2026 ▪ Provisional patent filed with the potential for patent protection out to 2044 Next-Gen Formulation 1 8

NG1 – Pilot Bioequivalence Study Data ▪ Cmax and AUC, the two important parameters to establish Bioequivalence (BE), are similar between the Test and the Reference formulations indicating the rate and extent of absorption are similar in this pilot study ▪ Safety and tolerability: No AEs reported either with the test or the reference formulations ▪ Next Steps: ▪ Pivotal BE study – Q4 24 ▪ Dosing Optimization study – Q4 24 ▪ PDUFA Date – 2026 9 Formulation Cmax (ng/ml) AUC0-t (h*ng/ml) AUC0-inf (h*ng/ml) Test formulation, NG1 (Enteric Coated Pitolisant Hcl) 15.29 242.27 256.62 Reference formulation, Wakix ( Pitolisant Hcl) 14.42 224.12 237.22

Extending the Pitolisant Franchise With Next-Gen Formulations (NG2) ▪ Opportunity: Extend franchise beyond 2040, with potential for new IP and opportunity to explore additional indications ▪ Formulation: Enhanced formulation designed to deliver an optimized PK profile and a higher dosage strength ▪ Program: Full development program ▪ Status: Pilot PK study initiated in Q4 23; data available in 1H 24 Next-Gen Formulation 2 10 ON TRACK FOR DATA IN FIRST HALF OF 2024

ARGUS Study in Dravet Syndrome



EPX-100 (n=50)
Screening/ Baseline
Randomization
1.0 mg/kg BID titrate every 7 days (80mg BID max)
Placebo (n=50)
4-Week Period
Titration Period
Week 4 to Week 8
12- Week
Maintenance Period

Trial Design:

- Randomized, double-blind, placebo-controlled, parallel-group study
- 1:1 clemizole hydrochloride: placebo
- ~100 patients; Age 2 years or older

Objectives / Endpoints:

- **Primary objective:** To evaluate the efficacy of EPX-100 compared with placebo as adjunctive therapy in children and adult participants with Dravet Syndrome
- **Primary endpoint:** Mean percent change between EPX-100 vs placebo in countable convulsive seizure frequency (CCSF)
- **Secondary Objective:** To evaluate the difference between EPX100 vs placebo in the number of countable convulsive seizure-free days relative to baseline
- **Secondary Endpoint:** The number of countable convulsive seizure-free days in the titration and maintenance phase relative to baseline

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12 Financial Highlights Net Product Revenue Non-GAAP Adjusted Net Income(1) Cash, Cash Equivalents & Investments $119.1 $154.6 Q1 2023 Q1 2024 $40.7 $50.7 $425.6 $453.6 Dec 31 '23 Mar 31 '24 30% (1) Non-GAAP Adjusted Net Income= GAAP Net Income excluding non-cash interest expense, depreciation, amortization, stock-based compensation, other non-operating items and tax effect of these items (In millions, USD) Three Months Ended March 31, 2024 Q1 2023 Q1 2024 25% HIGHLIGHTS ▪ Durable sales into year five on the market with 30% growth year-over-year ▪ Improved profitability ▪ Continued cash generation resulting in a strong balance sheet

13 Financial Summary (In millions, USD) Three Months Ended March 31, % Change 2024 2023 Net Product Revenue $154.6 $119.1 30% Cost of Product Sold 27.5 20.8 32% Total Operating Expenses $75.1 $57.9 30% R&D Expense 22.2 13.3 67% S&M Expense 27.2 22.6 21% G&A Expense 25.7 22.1 16% Net Income $38.3 $29.5 30% Cash, cash equivalents & investments $453.6 Totals may not foot due to rounding

14 GAAP vs NON-GAAP Reconciliation (In millions, USD) Three Months Ended March 31, 2024 2023 GAAP net income $38.3 $29.5 Non-cash interest expense(1) 0.2 0.4 Depreciation 0.2 0.1 Amortization(2) 6.0 6.0 Stock-based compensation expense 10.4 6.6 Licensing fees and milestone payments(3) - 0.8 Income tax effect related to Non-GAAP adjustments(4) (4.4) (2.5) Non-GAAP adjusted net income $50.7 $40.7 GAAP net income per diluted share $0.67 $0.48 Non-GAAP adjusted net income per diluted share $0.88 $0.67 Weighted average number of shares of common stock used in non-GAAP diluted per share 57,597,627 61,221,511 (1) Includes amortization of deferred finance charges. (2) Includes amortization of intangible asset related to WAKIX. (3) Includes milestone payment related to HBS-102 preclinical milestone in March 2023. (4) Calculated using the reported effective tax rate for the periods presented less impact of valuation allowance release and discrete items. Totals may not foot due to rounding

15 Reiterates 2024 Net Revenue Guidance $160 $305 $438 $582 $700-$720 WAKIX ANNUAL NET REVENUE ($M) 2020 2021 2022 2023 2024 Guidance CONFIDENT IN WAKIX BEING A POTENTIAL $1B+ OPPORTUNITY IN ADULT NARCOLEPSY ALONE $700-$720M Reiterates 2024 Guidance